Exhibit 77(q)(1)

Exhibits

(a)(1)  Articles Supplementary dated January 23, 2009 regarding the addition of S2 shares of  ING American Century Small-Mid Cap Value Portfolio, ING Baron Asset Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Fidelity VIP Contrafund Portfolio, ING Fidelity VIP Equity-Income Portfolio, ING Fidelity VIP Growth Portfolio, ING Fidelity VIP Mid Cap Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio,, ING Index Solution Income Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, ING Solution 2015 Portfolio and ING Solution 2025 Portfolio - Filed as an exhibit to Post-Effective Amendment No. 41 to Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(a)(2)  Unanimous Written Consent dated January 30, 2009 regarding fixing the number of directors of ING Partners Inc at 10 – Filed herein.

(a)(3) Articles Supplementary dated March 18, 2009 to the Articles of Incorporation of ING Partners, Inc. regarding the addition of Class S2 shares of ING Davis Venture Value Portfolio, ING Legg Mason Partners Aggressive Growth Portfolio, ING Neuberger Berman Partners Portfolio, ING Oppenheimer Strategic Income Portfolio, ING Pioneer High Yield Portfolio, ING Thornburg Value Portfolio, ING UBS U.S Large Cap Equity Portfolio, and ING Van Kampen Comstock Portfolio – Filed herein.

(a)(4) Articles of Amendment dated May 1, 2009 to the Articles of Incorporation of ING Partners, Inc. regarding the name change of ING Columbia Small Cap Value II Portfolio to ING Columbia Small Cap Value Portfolio - Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(a)(5) Articles Supplementary dated June 22, 2009 to the Articles of Incorporation of ING Partners, Inc. regarding the creation of ING Index Solution 2055 Portfolio and ING Solution 2055 Portfolio- Filed herein.

(e)(1)  Reduction Letter dated May 1, 2009 between Directed Services LLC and Columbia Management Advisors, LLC regarding the reduction of the advisory fee – Filed herein.

(e)(2)  Reduction Letter dated May 1, 2009 between Directed Services LLC and Morgan Stanley Investment Management Inc. d//a Van Kampen regarding the reduction of the advisory fee for ING Van Kampen Comstock Portfolio – Filed herein.

(e)(3)  Side Agreement Letter dated June 1, 2009 between Directed Services LLC and ING Partners, Inc. regarding fee waiver to ING Templeton Foreign Equity Portfolio – Filed herein.

(e)(4)  Amended Schedule A dated May 1, 2009 to the Sub-Advisory Agreement between Directed Services LLC and Columbia Management Advisors LLC - Filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference

(e)(5)  Sub-Advisory Agreement dated May 1, 2009 between Directed Services LLC and Neuberger Berman Management LLC – Filed herein.

(e)(6)  Waiver Letter dated June 1, 2009 regarding ING Templeton Foreign Equity Portfolio to the Sub-Advisory Agreement dated December 7, 2005 between Directed Services LLC and Templeton Investment Counsel, LLC – Filed herein.